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                                                                   EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Firearms Training Systems, Inc. (the Company) on Form 10-K/A (Amendment Number 2) for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ronavan Mohling, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ Ronavan Mohling
                                             ----------------------------------
                                             Ronavan Mohling
                                             Chairman of the Board of Directors
                                             Chief Executive Officer
                                             November 6, 2002